UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2006

Date of reporting period: February 28, 2006

Item 1.	Report to Stockholders.

Semi-Annual Report

AKROS ABSOLUTE

RETURN FUND

(AARFX)

February 28, 2006

Investment Advisor

Akros Capital, LLC

230 Park Avenue,

7th Floor

New York, NY 10169

Phone: 1-877-257-6748 (877-AKROS 4 U)

Dear Shareholders:

The Akros Absolute Return Fund (AARFX) began on September 30, 2005. The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. Absolute-return strategies seek positive returns regardless of market conditions. The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size. The Fund has the flexibility to invest in a range of asset classes and security types. In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued. Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

For the period from inception on September 30, 2005 through February 28, 2006, the Akros Absolute Return Fund was up 1.25%. Over the same time period, the S&P 500 Index was up 5.07%, the Citigroup 3-Month U.S. Treasury Bill Index was up 1.57%, and the Lipper Specialty Diversified Equity Index was down 2.75%. All of these figures represent total returns (i.e., with dividends reinvested) and are not annualized.

During the fourth quarter of 2005 and the first two months of 2006, U.S. stocks generally advanced. The Akros Absolute Return Fund performed in line with expectations during this period, given its modest net-long exposure to the stock market. The Fund’s disappointments during the period included some temporary weakness in its energy stocks and its loss in Nabi Biopharmaceuticals, which was hit hard by negative results during Phase III trials of a vaccine for staph infection.

The Akros Absolute Return Fund is cautiously positioned because we believe that equities are generally overpriced at their current levels. As of February 28, 2006, the Fund had approximately 29% of its portfolio in equities held long and about 18% in equities (and the notional value of equity futures) sold short.

Interest rates have continued to nudge ahead with the 10-year Treasury note moving above 4.8%, its highest yield in close to two years. And even cash has become an increasingly attractive alternative to stocks, with money-market yields currently exceeding 4%. While the Dow Jones Industrial and Transportation Averages have advanced, the higher interest rates have taken a toll on the Dow Jones Utility Average. This divergence is not a healthy sign because the Utility Average typically leads the Industrial Average. Despite the warnings, investors remain confident according to most of the sentiment indicators that we follow. This, too, is worrisome as it generally pays to bet against the crowd during periods when equities are so richly valued.

The economy should continue to be strong during the second quarter of 2006, with a slowdown likely to occur later in the year. Higher interest rates have cooled the housing market, which has been a large contributor to overall economic growth during the past several years. We also believe there is better than a 50/50 chance that the Federal Reserve will again raise the target rate on federal funds later in the second quarter. However, barring an unforeseen shock to the economy, we are apt to see another grinding, trading-range type of market in 2006. There are plenty of technical and monetary indicators issuing warning signals, so it will be important for investors to be nimble and alert, as this run-up in the market has now become mature. Security and sector selection will be critically important in a year where we once again expect single-digit returns.

Investors need to remain patient during this dangerous period, as it becomes tempting to reach for yield and returns in high-risk investments. Interestingly, for the past seven and a half years ending December 31, 2005, the S&P 500 has underperformed even the depressed yields on short-term Treasury bills. This illustrates the dilemma for investors when stock valuations become stretched—not that stocks necessarily fall persistently, but instead that investors can hold stocks faithfully for years, experiencing wide swings in market value accompanied by sleepless nights, only to end up with very little return. With the Akros Absolute Return Fund we are trying to participate reasonably well in those periods of rising stock prices, while trying to mitigate some of the risk during steep corrections. As a result, we generally reduce or hedge our equity exposure when we see storm clouds on the horizon. This means we will often be early in our move toward caution.

Areas where we see the greatest opportunity currently are energy, consumer staples and health care. The energy stocks that we own still carry significant value at current price levels in our opinion,

provided oil stays at $50 per barrel or above and natural gas stays at $8 per million BTUs or above. We have been selling out-of-the-money call options against some of our energy holdings to generate additional income. Our intent is to add to our energy positions on any significant weakness. Once we feel confident that the Fed has stopped raising short-term interest rates, we will probably take on more exposure to financial stocks if valuations look attractive. We have been avoiding most consumer-discretionary stocks as U.S. consumer spending, which has been the engine of economic growth, could be on the verge of faltering with higher interest rates.

The current valuation of the average stock does not warrant taking significant risk. With the S&P 500 now selling at over 16 times earnings, the probability of a significant, sustained move to the upside seems very remote. And profit margins are near historic high levels, so there isn’t much room to squeeze out more efficiency at the corporate level. Companies need to grow their top line if they want their earnings to increase. An additional headwind will develop for stocks if short-term interest rates continue to ratchet upwards. But even if we have seen the last of the Fed’s interest-rate hikes (which we doubt), the prospects for the U.S. equity market do not seem favorable.

The trade deficit continues to increase at an alarming rate, reaching a new record in 2005. Perhaps that doesn’t matter in the short run, but eventually it will matter. The U.S. now owes Asia about $2 trillion, as foreign investors own 50% of the float in the U.S. Treasury debt market. Investment booms in the U.S. have historically relied on the ability to import increasing amounts of capital from foreign savers. With the current account in the deepest deficit in history, future growth of gross domestic investment will most likely need to be financed by reductions in other forms of investment such as housing.

Regarding the many challenges facing the economy and financial markets, Paul Volcker, the former Chairman of the Federal Reserve, said the following: “I don’t know whether change will come with a bang or a whimper, whether sooner or later. But as things stand, it is more likely than not that it will be financial crises rather than policy foresight that will force the change.” Given this concern and the generally elevated level of stocks, now is a good time to remind shareholders that the Akros Absolute Return Fund is not intended to perform in accordance with the stock-market indexes. The Fund seeks positive returns over a reasonable period of time during any market environment. In implementing this “absolute-return” strategy, we use both long and short positions, and a variety of asset classes, while striving to meet the Fund’s investment objective. Of course, there is no guarantee that the Fund will always achieve its objective, and shareholders may gain or lose money when investing in the Fund.

Thank you for your continued support of the Akros Absolute Return Fund.

Sincerely,

Brady T. Lipp

Senior Portfolio Manager

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 877-257-6748 (877-AKROS 4 U). Read it carefully before investing.

Please see the Schedule of Investments on pages 8-12 for a complete list of holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Please refer to the prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

Quasar Distributors, LLC, Distributor (4/06)

AKROS ABSOLUTE RETURN FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/30/05 - 2/28/06).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Akros Absolute Return Fund
	Beginning Account Value 9/30/05	Ending Account Value 2/28/06	Expenses Paid During Period 9/30/05-2/28/06*
Actual**	$1,000.00	$1,012.50	$8.12
Hypothetical (5% return before expenses)***	$1,000.00	$1,012.20	$8.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 148/365 to reflect the period since commencement of operations.
**	Including dividends on short positions, your actual cost of investment in the Fund would be $8.57.
***	Including dividends on short positions, your hypothetical cost of investment in the Fund would be $8.57.

AKROS ABSOLUTE RETURN FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize both quantitative and qualitative techniques. The Fund’s sector breakdown at February 28, 2006 is shown below.

Total Returns as of February 28, 2006

	Akros Absolute Return Fund	S&P 500 Index	Citigroup 3-Month U.S. Treasury Bill Index	Lipper Specialty Diversified Equity Index
Three Months	2.58%	2.96%	0.97%	-0.01%

Cumulative Since Inception (9/30/05)	1.25%	5.07%	1.57%	-2.75%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-257-6748 (877-AKROS 4 U). The Fund imposes a 1% redemption fee on shares held less than 60 days.

Continued

AKROS ABSOLUTE RETURN FUND

Investment Highlights (Continued)

(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of 3 months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Specialty Diversified Equity Index represents the total returns of the top 30 funds by assets as of the end of the year, in the indicated category, as defined by Lipper, Inc.

One cannot invest directly in an index. Sector allocations are subject to change.

AKROS ABSOLUTE RETURN FUND

Schedule of Investments

February 28, 2006

(Unaudited)

	Shares	Value
COMMON STOCKS 19.63%
Computers & Peripherals 1.10%
Innovex, Inc.(a)	2,000	$8,580
Rimage Corp.(a)	600	13,068

		21,648

Distributors 1.02%
Building Materials Holding Corp.	300	20,190

Food Products 2.87%
ConAgra Foods, Inc.	600	12,618
Seaboard Corp.	10	14,940
Smithfield Foods, Inc.(a)	500	13,215
Village Super Market, Inc.—Class A	300	15,992

		56,765

Health Care Providers & Services 0.78%
PainCare Holdings, Inc.(a)	5,040	15,422

Insurance 1.17%
Aspen Insurance Holdings Ltd.(b)	1,000	23,210

Insurance Agents, Brokers & Service 0.67%
Meadowbrook Insurance Group, Inc.(a)	2,000	13,240

Internet Software & Services 0.79%
United Online, Inc.	1,300	15,613

Investment Advice 0.80%
Endurance Specialty Holdings Ltd.(b)	500	15,750

Marine 0.56%
DryShips Inc.(b)	1,000	11,010

Media 0.68%
Comcast Corp.—Class A(a)	500	13,415

Oil & Gas 4.90%
Chevron Corp.	200	11,296
Cimarex Energy Co.	400	17,064
Encore Acquisition Co.(a)	700	21,448
Energy Partners, Ltd.(a)	700	16,093
PetroChina Co. Ltd.—ADR(b)	200	19,446
The Houston Exploration Co.(a)	200	11,568

		96,915

Pharmaceuticals 0.77%
GlaxoSmithKline plc—ADR(b)	300	15,246

Prepackaged Software 0.89%
Cryptologic Inc.(b)	700	17,675

Semiconductor & Semiconductor Equipment 0.54%
Sigmatel Inc.(a)	1,000	10,750

Software 0.81%
Borland Software Corp.(a)	3,000	15,930

Specialty Retail 1.28%
The Home Depot, Inc.	600	25,290

TOTAL COMMON STOCKS (Cost $383,092)		388,069

See accompanying notes to the financial statements.

AKROS ABSOLUTE RETURN FUND

Schedule of Investments, continued

February 28, 2006

(Unaudited)

	Shares	Value
EXCHANGE TRADED FUND 1.35%
Ketch Resources Trust—CN(b)	2,800	$26,659

TOTAL EXCHANGE TRADED FUND (Cost $25,340)		26,659

PRIVATE INVESTMENT IN PUBLIC EQUITY (PIPE) 1.16%
NexMed, Inc.	25,000	22,950

TOTAL PRIVATE INVESTMENT IN PUBLIC EQUITY (PIPE) (Cost $22,250)		22,950

PARTNERSHIPS 6.50%
Alien Technology (Bauer Private Equity Fund III, LLC)	21,000	99,750
Enbridge Energy Partners, L.P.	400	17,880
TEPPCO Partners, L.P.	300	10,929

TOTAL PARTNERSHIPS (Cost $129,570)		128,559

	Contracts	Value
PUT OPTIONS PURCHASED 0.10%
Standard and Poor's 500 Index:
Expiration March 2006, Exercise Price $1,225.00	1	155
Standard and Poor's 500 Index:
Expiration April 2006, Exercise Price $1,250.00	2	1,880

TOTAL PUT OPTIONS PURCHASED (Cost $3,202)		2,035

	Shares	Value
WARRANT 0.00%
NexMed, Inc. (PIPE) :
Expiration May 2006, Exercise Price $1.07
(Acquired 1/23/2006, Cost $0)	10,000	0

TOTAL WARRANT (Cost $0)		0

SHORT TERM INVESTMENT 55.10%
Investment Company 55.10%
The AIM STIT-STIC Prime Portfolio	1,089,328	1,089,328

TOTAL SHORT TERM INVESTMENT (Cost $1,089,328)		1,089,328

TOTAL INVESTMENTS (COST $1,652,782) 83.84%		1,657,600
Other Assets, less Liabilities 16.16%		319,391

TOTAL NET ASSETS 100.00%		$1,976,991

Percentages are stated as a percent of net assets.

CN	Canadian Dollars
ADR	American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued

See accompanying notes to the financial statements.

AKROS ABSOLUTE RETURN FUND

Schedule of Securities Sold Short

February 28, 2006

(Unaudited)

	Shares	Value
COMMON STOCKS 12.60%
Biotechnology 0.44%
Diversa Corp.(a)	1,111	$8,788

Capital Markets 1.80%
Affiliated Managers Group, Inc.(a)	200	19,686
TradeStation Group, Inc.(a)	1,000	15,880

		35,566

Communications Equipment 0.72%
Cisco Systems, Inc.(a)	700	14,168

Health Care Equipment & Sales 0.98%
SurModics, Inc.(a)	500	19,380

Hotels, Restaurants & Leisure 1.48%
Cosi, Inc.(a)	1,000	9,310
Wynn Resorts, Ltd.(a)	300	19,935

		29,245

Media 0.81%
Advo, Inc.	500	16,075

Metals & Mining 1.21%
Apex Silver Mines Ltd.(a)	600	13,866
Freeport-McMoRan Copper & Gold, Inc.—Class B	200	10,126

		23,992

Office Electronics 0.89%
Zebra Technologies Corp.—Class A(a)	400	17,656

Oil & Gas 0.47%
Kinder Morgan, Inc.	100	9,278

Real Estate Investment Trust 1.62%
BRE Properties, Inc.—Class A	300	16,311
Equity Office Properties Trust	500	15,725

		32,036

Specialty Retail 1.41%
Dick’s Sporting Goods, Inc.(a)	400	15,160
Tractor Supply Co.(a)	200	12,636

		27,796

Water Utilities 0.77%
Southwest Water Co.	840	15,179

TOTAL COMMON STOCKS (Proceeds $230,453)		249,159

TOTAL SECURITIES SOLD SHORT (Proceeds $230,453)		$249,159

(a)	Non Income Producing

See accompanying notes to the financial statements.

AKROS ABSOLUTE RETURN FUND

Schedule of Options Written

February 28, 2006

(Unaudited)

	Contracts	Value
CALL OPTIONS
Cimarex Energy Co.:
Expiration June 2006, Exercise Price $55.00	4	$60
Encore Acquisition Co.:
Expiration March 2006, Exercise Price $40.00	4	0
PetroChina Co. Ltd.—ADR:
Expiration March 2006, Exercise Price $100.00	2	270

TOTAL CALL OPTIONS (Proceeds $1,230)		330

TOTAL OPTIONS WRITTEN (Proceeds $1,230)		$330

See accompanying notes to the financial statements.

AKROS ABSOLUTE RETURN FUND

Schedule of Open Futures Contracts

February 28, 2006

(Unaudited)

Description	Number of Contracts Sold	Contract Value	Settlement Month	Unrealized Depreciation
Dow Jones Industrial Average Index March 2006 Futures	1	$110,020	March 2006	$(857)

See accompanying notes to the financial statements.

AKROS ABSOLUTE RETURN FUND

Statement of Assets and Liabilities

February 28, 2006 (Unaudited)
Assets
Investments, at value (cost $1,652,782)	$1,657,600
Receivable for investments sold	54,603
Deposits for short sales at broker	306,169
Deposits for futures at broker	50,093
Receivable from broker for proceeds on securities sold short	230,453
Receivable from broker for premium on options written	1,230
Income receivable	4,204
Receivable from Advisor	8,123
Other assets	6,266

Total Assets	2,318,741

Liabilities
Securities sold short, at value (proceeds $230,453)	249,159
Options written, at value (premium received $1,230)	330
Payable to broker for options purchased	3,202
Payable for investments purchased	40,141
Payable to affiliates	28,353
Payable for distribution fees	1,417
Payable for shareholder servicing fees	162
Accrued expenses	18,986

Total Liabilities	341,750

Net Assets	$1,976,991

Net assets consist of:
Paid-in capital	$1,956,802
Undistributed net investment income	3,691
Undistributed net realized gain	30,339
Net unrealized appreciation (depreciation) on:
Investments	4,818
Short positions	(18,706)
Foreign currency	4
Written options	900
Futures contracts	(857)

Net Assets	$1,976,991

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	195,981

Net asset value, redemption price and offering price per share	$10.09

See accompanying notes to the financial statements.

AKROS ABSOLUTE RETURN FUND

Statement of Operations

For the Period Ended February 28, 2006 (1) (Unaudited)
Investment Income
Interest income	$16,230
Dividend income(2)	1,944

18,174
Expenses
Administration fees	12,755
Fund accounting fees	11,784
Transfer agent fees and expenses	11,078
Audit fees	10,171
Legal fees	5,922
Advisory fees	5,668
Federal and state registration fees	4,271
Custody fees	3,242
Reports to shareholders	1,938
Trustees' fees and related expenses	1,682
Distribution fees	1,417
Chief compliance officer expenses	768
Shareholder servicing fees	162
Other expenses	1,464

Total Expenses Before Dividends On Short Positions and Waivers and Reimbursement by Advisor	72,322
Dividends on short positions	630
Less waivers and reimbursement by Advisor	(61,043)

Net Expenses	11,909

Net Investment Income	6,265

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	30,957
Short positions	6,164
Futures contracts	(4,050)
Change in net unrealized appreciation/depreciation on:
Investments	4,818
Short positions	(18,706)
Foreign currency	4
Written options	900
Futures contracts	(857)

Net Realized and Unrealized Gain on Investments	19,230

Net Increase In Net Assets From Operations	$25,495

(1)	Fund commenced operations on September 30, 2005.
(2)	Net of $47 in foreign withholding tax.

See accompanying notes to the financial statements.

AKROS ABSOLUTE RETURN FUND

Statement of Changes in Net Assets

Period Ended February 28, 2006 (1) (Unaudited)
From Operations
Net investment income	$6,265
Net realized gain (loss) on:
Investments	30,957
Short positions	6,164
Futures contracts	(4,050)
Change in net unrealized appreciation/depreciation on:
Investments	4,818
Short positions	(18,706)
Foreign currency	4
Written options	900
Futures contracts	(857)

Net increase in net assets from operations	25,495

From Distributions
Net investment income	(2,574)
Net realized gain on investments	(2,732)

Net decrease in net assets resulting from distributions paid	(5,306)

From Capital Share Transactions
Proceeds from shares sold	1,954,218
Net asset value of shares issued in reinvestment of distributions to shareholders	3,604
Payments for shares redeemed	(1,020)

Net increase in net assets from capital share transactions	1,956,802

Total increase in net assets	1,976,991

Net Assets:
Beginning of period	—

End of period	$1,976,991

Undistributed Net Investment Income	$3,691

(1)	Fund commenced operations on September 30, 2005.

See accompanying notes to the financial statements.

AKROS ABSOLUTE RETURN FUND

Financial Highlights

For the Period Ended February 28, 2006(1) (Unaudited) Per Share Data for a Share Outstanding Throughout the Period
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income	0.04 (2)
Net realized and unrealized gain on investments	0.09

Total from investment operations	0.13

Less distributions paid:
From net investment income	(0.02)
From net realized gain on investments	(0.02)

Total distributions paid	(0.04)

Net Asset Value, End of Period	$10.09

Total Return(3)	1.25%

Supplemental Data and Ratios:
Net assets at end of period (000's)	$1,977
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	12.87%
After waiver and expense reimbursement(4)(5)	2.10%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(5)(6)	(9.66)%
After waiver and expense reimbursement(5)(6)	1.11%
Portfolio turnover rate(3)	178.72%

(1)	Fund commenced operations on September 30, 2005.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Not annualized for periods less than a full year.
(4)	The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 12.76% and 1.99%, respectively, for the period ended February 28, 2006.
(5)	Annualized.
(6)	The net investment income (loss) ratios include dividends on short positions.

See accompanying notes to the financial statements.

AKROS ABSOLUTE RETURN FUND

Notes to Financial Statements

February 28, 2006

(Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware business trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Continued

AKROS ABSOLUTE RETURN FUND

Notes to Financial Statements, Continued

February 28, 2006

(Unaudited)

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Short Positions

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

(f)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Continued

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Notes to Financial Statements, Continued

February 28, 2006

(Unaudited)

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the quoted bid price. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

(g)	Futures

The Fund may enter into futures contracts traded on domestic stock exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; 2) the possible absence of a liquid secondary market for any particular instrument at any time.

(h)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the period for the Fund.

(i)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the period ended February 28, 2006 were as follows*:

Ordinary Income	$5,306

Continued

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Notes to Financial Statements, Continued

February 28, 2006

(Unaudited)

The cost basis of investments for federal income tax purposes at February 28, 2006 was as follows*:

Cost of investments	$1,652,782
Short sale proceeds	230,453
Premium received on options written	1,230

Gross unrealized appreciation	21,630
Gross unrealized depreciation	(34,618)

Net unrealized depreciation	(12,988)

*	Because tax adjustments are calculated annually, the above tables do not reflect tax adjustments. Tax adjustments will be calculated as part of the Fund’s first annual report, which will be dated August 31, 2006.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets. For the period ended February 28, 2006, expenses of $61,043 were waived by the Advisor in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the period ended February 28, 2006, the Fund accrued expenses of $1,417 pursuant to the 12b-1 Plan.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

Continued

AKROS ABSOLUTE RETURN FUND

Notes to Financial Statements, Continued

February 28, 2006

(Unaudited)

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended February 28, 2006(1)
Shares sold	195,718
Shares issued to holders in reinvestment of distributions	365
Shares redeemed	(102)

Net increase	195,981

(1)	The Fund commenced operations on September 30, 2005.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended February 28, 2006, were $1,113,899 and $584,227, respectively. For the period ended February 28, 2006, there were no purchases or sales of U.S. Government securities for the Fund.

AKROS ABSOLUTE RETURN FUND

Initial Approval of Investment Advisory Agreement

At a meeting of the Board of Trustees of the Trust on August 24, 2005, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons”) (as that term is defined in the 1940 Act) (the “Independent Trustees”), approved the Investment Advisory Agreement (the “Agreement”) between the Akros Absolute Return Fund (the “Fund”) and the Advisor.

In advance of the meeting, the Independent Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the proposed advisory fees and other expenses of the Fund. In addition, the Advisor provided information regarding its compliance policies and procedures, Code of Ethics and Personal Trading Policy and unaudited balance sheets.

DISCUSSION OF FACTORS CONSIDERED

In connection with the consideration of the approval of the Agreement, the Trustees requested and received information that would enable them to consider the factors enumerated below.

1.	NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED.

The Trustees considered the nature, extent, and quality of services to be provided by the Advisor, including portfolio management, supervision of Fund operations and compliance and regulatory matters. The Trustees concluded that the services to be provided were extensive in nature.

2.	INVESTMENT PERFORMANCE OF RELEVANT ACCOUNTS.

The Trustees reviewed overall investment performance and profitability information relating to a private fund that the Advisor manages in a manner consistent with the Fund’s proposed investment objectives, noting an overall positive return since inception.

3.	COSTS OF SERVICES AND PROFITS TO BE REALIZED BY THE ADVISOR.

The Trustees considered the Fund’s proposed management fee and total expense ratio relative to industry averages for the Fund’s benchmark category, as provided by Lipper Analytical New Applications. The Trustees noted that the Advisor has agreed to cap the total expense ratio of the Fund at a level that is slightly below the industry average of total expenses for funds in the benchmark category and that the Fund’s proposed management fee also fell slightly below the industry average for funds in the benchmark category.

The Trustees considered the Advisor’s balance sheet, noting that while the expense cap was in place it appeared that the Advisor had the financial stability to reimburse the Fund if necessary during the start up period.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees noted that the Advisor’s cap on the Fund’s total expenses is a benefit to the Fund’s investors. After reviewing the Fund’s fee structure, the Trustees concluded that the potential economies of scale that the Fund may realize would be achievable under the proposed expense structure.

5.	OTHER RELEVANT CONSIDERATIONS.

The Trustees considered the size, education and experience of the Advisor’s staff, the Advisor’s fundamental research capabilities and its commitment to compliance and concluded in each of these areas that the Advisor was structured in such a way to support the level of services being provided to the Fund.

AKROS ABSOLUTE RETURN FUND

The Trustees also considered the character and amount of other incidental benefits that could be received by the Advisor from its association with the Fund. The Trustees concluded that potential “fall-out” benefits that the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all these factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Trustees and the Independent Trustees that shareholders would receive favorable performance at reasonable fees and, therefore, approval of the Agreement was in the best interests of the Fund.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the semi-annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Akros Absolute Return Fund has adopted proxy voting policies and procedures that delegate to Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of the Akros Absolute Return Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-257-6748 (877-AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Beginning August 31, 2006, the Fund’s proxy voting record will be available without charge, upon request, by calling toll free, 1-877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

AKROS ABSOLUTE RETURN FUND

Investment Advisor	Akros Capital, LLC 230 Park Avenue 7th Floor New York, New York 10169

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, Ohio 45202

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through the filing of an exhibit. Not applicable.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/S/ JOSEPH NEUBERGER
Joseph Neuberger, President and Treasurer

Date	May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	/S/ JOSEPH NEUBERGER
Joseph Neuberger, President and Treasurer

Date	May 8, 2006